UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

XTREME GREEN PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52502	26-2373311
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

3010 East Alexander Rd, North Las Vegas, NV 89030

(Address of principal executive offices) (zip code)

(702) 870-0700

(Registrant's telephone number, including area code)

 (Former name or address, if changed since last report)

Copies to:

Louis A. Brilleman, Esq.

1140 Avenue of the Americas, 9th Floor

New York, New York 10036

Phone: (212) 584-7805

Fax: (646) 380-6635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

Effective September 16, 2014, Sandy Leavitt resigned his positions as Chief Executive Officer and as a member of the Board of Directors of Xtreme Green Electric Vehicles Inc. (the “Company”) to pursue other interests.  There were no disagreements between the Company and Mr. Leavitt.

(b)

On September 19, 2014, the Company’s Board of Directors unanimously elected Robert F. List to fill an existing vacancy on the Company’s Board, effective immediately.

Mr. List has been a partner at Kolesar & Leatham, a Las Vegas based law firm, since 2009.  Mr. List served as the 24th Governor of Nevada from 1979 to 1983. Prior to being elected Governor, he served as District Attorney of Carson City and for eight years as the elected Attorney General of Nevada.  He was Chairman of both the Western Governors’ Association and the Conference of Western Attorneys General.  Governor List has served as a Presidential or Cabinet Member appointee to governing and advisory boards and commissions under Presidents Nixon, Ford, Carter, and Reagan, and with both Bush administrations.  Mr. List currently serves on several boards of directors, including College Loan Corporation, the National Association of Heavy Equipment Services, Inc., American Asphalt and Paving Inc. and the Nevada Taxpayers’ Association. He was the Republican National Committeeman for Nevada and Chairman of the RNC Budget Committee during the 2011-2012 election cycle. He is also an active volunteer in the Boy Scouts of America.  He received his B.S. degree from Utah State University, and his Juris Doctor degree from the University of California Hastings College of the Law.

Mr. List will receive $2,000 in cash per quarter for his service as director of the company, commencing with the fourth quarter of 2014.

 (c)

On September 19, 2014, the Company’s Board of Directors unanimously appointed Byron Georgiou, the Company’s Chairman, to become the Company’s President and Chief Executive Officer, effective immediately.  Mr. Georgiou will be paid an annual salary of $1.00.

On the same date, the Company’s Board of Directors unanimously appointed Neil Roth to become the Company’s Chief Operating Officer, effective immediately at a salary of $83,512.  Mr. Roth continues his duties as Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Green Products Inc.

September 22, 2014	By:	/s/ Ken Sprenkle
Ken Sprenkle
Chief Financial Officer

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